SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(d)
                      OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 16, 1999
(Date of Earliest Event Reported: September 7, 1999)

                                RIGL CORPORATION
_____________________________________________________________________________
             (Exact name of registrant as specified in its charter)

          Nevada                               0-24217               85-0206668
     _______________             ______________           _____________
(State or other jurisdiction  (Commission File No.)  (IRS Employer I.D. No.)
     of incorporation)

4840 East Jasmine Street, Suite 105, Mesa, Arizona             85020
_____________________________________________________________________________
     (Address of principal executive offices)               (Zip Code)


     Registrant's telephone number, including area code:   (480) 654-9646

_____________________________________________________________________________
         (Former name or former address, if changed since last report.)

          Item 2.   Acquisition or Disposition of Assets.

     RIGL Corporation announced on September 7, 1999 that it and its wholly ownedsubsidiary, Telco Billing, Inc. executed documentation finalizing a $3,000,000.00 credit facility from California-based lender Fremont Financial Corporation. The credit facility is secured by Telco's
Accounts Receivables and other assets.

     RIGL President, Kevin L. Jones, stated that "this credit facility will be used to expand the Yellow Page.Net customer base, upgrade the website and implement a marketing and public relations campaign for the Corporation, its products and services."

     Except for the historical information contained herein, the matters set forth in this document are forward-looking statements within the meaning of the "safe harbor" provisions of The Private Securities Litigation Reform Act of 1995. These forward looking statements are subject to risk and uncertainties that may cause actual results to differ materially. These forward-looking statements speak only as of the date hereof, and the company disclaims any intent or obligation to update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

September 16, 1999

RIGL CORPORATION


By ___/s/ Kevin L. Jones___
   Kevin L. Jones
   As President and
   Chief Operations Officer